                                                                   EXHIBIT 10.13

                 AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT
                 --------------------------------------------

     THIS IS AN AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT (the "Agreement") made and dated as of September 10, 1999 by and:

among:    GREENWICH TECHNOLOGY PARTNERS, INC., a Delaware corporation (the
-----
          "Corporation");

and:      the holders of shares of Preferred Stock of the Corporation identified
---
          on the signature pages hereto, including Additional Investors that purchase Series E Preferred Stock after the date hereof as contemplated by the Investment Agreement and Section 12.8 hereof (collectively, the "Preferred Shareholders").

     The Corporation and the Preferred Shareholders agree as follows:

     1.   DEFINITIONS. As used in this Agreement, each of the following terms is
          -----------
used as follows:

          "Affiliate": With respect to any particular Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person or as otherwise defined in Rule 501 promulgated under the Securities Act of 1933, as amended.

          "Cabrera": James P. Cabrera.

          "Carpentieri": the Russell J. Carpentieri Retirement Plan.

          "Dispose": To make a Disposition.

          "Disposition": A gift, sale, assignment, transfer, pledge, encumbrance, or any other transfer, voluntary or involuntary, of an interest in the Shares, including transfers effected by operation of laws.

          "FG-GTP": A Florida partnership.

          "FG-GTPC": A Florida partnership.

          "Investment Agreements": (a) The Investment Agreement dated as of the date hereof by and among the Corporation and the purchasers of Series E Preferred Stock (the "Investment Agreement"), (b) the Investment Agreement dated as of February 1, 1999 by and among the Corporation and the Series D Investors (the "February 1, 1999 Investment Agreement"), (b) the Investment Agreement dated as of August 7, 1998 by and among the Corporation and FG-GTPC (the "August 1998 Agreement"), (c) the Investment Agreement dated as of June 25, 1998 by and among the Corporation, FG-GTPC and Carpentieri (the "June 1998 Agreement"), and
(d) the
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                                      -2-

Investment Agreement dated as of December 9, 1997 by and among the Corporation, Persistence and FG-GTP (the "December 1997 Agreement").

          "Liens": All liens, security interests, pledges, mortgages, encumbrances, claims, charges, agreements and rights of others of any nature whatsoever.

          "Offeror": A Shareholder desiring to Dispose of all or any part of his Shares (other than to a Permitted Transferee).

          "Permitted Transferees":  With respect to:

               (i) Any Disposition of limited partnership interests in Persistence or any equity interests in any Successor Permitted Owner: (a) Joseph Beninati or Rhonda Beninati;
                      (b) the children or descendants of Joseph Beninati and/or Rhonda Beninati; (c) any trust for the primary benefit of any one or more of the individuals listed in clauses (a) and (b); and (d) any Successor Permitted Owner;

               (ii) Any Disposition of any Shares by Persistence: any Successor Permitted Owner.

               (iii) Any Disposition of Shares by any Preferred Shareholder other than Persistence or a Successor Permitted Owner: (a) any Persons who hold equity interests in such Preferred Shareholder; (b) the spouse, children or descendants of any such Preferred Shareholder or any persons listed in clause (a); (c) any trust for the exclusive benefit of any such Preferred Shareholder or one or more of the individuals listed in clauses (a) and (b); (d) any Person in which all of the beneficial equity interests are owned by any one or more of any such Preferred Shareholder or the individuals and/or trusts listed in clauses (a), (b) and (c); and (e) any Affiliate.

          "Persistence Partners, L.P.":  A Delaware limited partnership.

          "Person": Any natural person, corporation, partnership (general, limited or otherwise), limited liability company, trust, association, joint venture, governmental body or agency or other entity having legal status of any kind.

          "Prior Registration Rights Agreement": The Registration Rights Agreement dated as of February 1, 1999 by and among the Corporation and the Series D Investors.

          "Prior Shareholders' Agreements":   (a) The Shareholders' Agreement
dated as of February 1, 1999 by and among the Corporation and the Series D Investors,
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                                      -3-

(b) the Shareholders' Agreement dated as of August 7, 1998 by and between the Corporation and FG-GTPC, (c) the Shareholders' Agreement dated as of June 25, 1998 by and among the Corporation, FG-GTPC and Carpentieri and (d) the Shareholders' Agreement dated as of December 9, 1997 by and among the Corporation, Persistence and FG-GTP.

          "Proportionate Percentage": With respect to any Remaining Shareholder, the percentage obtained by dividing (i) the number of Shares owned by such Remaining Shareholder by (ii) the aggregate number of Shares owned by all Remaining Shareholders as a group. For purposes of determining the number of Shares owned, the number of Shares represented by each Share of Preferred Stock shall be equal to the number of Shares of Common Stock into which such Shares of Preferred Stock might be converted.

          "Registration Rights Agreement": The Amended and Restated Registration Rights Agreement dated the date hereof by and among the Corporation, the Series D Investors and the Series E Investors.

          "Remaining Shareholders": The Shareholders other than the Selling Shareholder.

          "Selling Shareholder": A Shareholder or a Shareholder's Permitted Transferee(s) who or which is selling or Disposing any of his or its Shares (other than to a Permitted Transferee) pursuant to the terms of this Agreement.

          "Series D Investors": The holders of the Corporation's Series D Preferred Stock.

          "Series E Investors": The holders of the Corporation's Series E Preferred Stock.

          "Shareholder" or "Shareholders": The parties to this Agreement (other than the Corporation), and their respective Permitted Transferees so long as they shall own Shares.

          "Shares": Issued and outstanding shares of capital stock of the Corporation.

          "Successor Permitted Owner": Any Person in which 80% or more of the beneficial equity interests are owned by Joseph Beninati, Rhonda Beninati, the children or descendants of Joseph Beninati and/or Rhonda Beninati, and/or any trust for the primary benefit of Joseph Beninati, Rhonda Beninati and/or their children and/or descendants; provided that all of the voting rights as well as all of the rights to manage and make decisions on behalf of such Person are solely held and shall continue to be solely held by Joseph Beninati so long as he is alive, unless otherwise approved in writing by all the Preferred Shareholders other than Persistence or a Successor Permitted Owner.
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                                      -4-

          "Termination Event": Any of the following: (i) the sale of all or substantially all of the assets of the Corporation; (ii) the merger or consolidation of the Corporation as a result of which the Shareholders shall own less than a majority of the outstanding voting capital stock of the surviving Corporation; (iii) the dissolution or liquidation of the Corporation; or (iv) upon the closing of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act, as amended, covering the offer and sale of Common Stock for the account of the Corporation.

Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Investment Agreement identified in clause (a) of the definition of "Investment Agreements" above.

     2. PURPOSE AND BACKGROUND.  The Preferred Shareholders are parties to
        ----------------------
certain Investment Agreements pursuant to which they have purchased, or are purchasing, certain Shares from the Corporation. The Preferred Shareholders believe that their best interests and those of the Corporation will be served by preserving harmony and continuity with respect to the management of the Corporation, and that these goals can best be obtained by imposing restrictions on the Disposition of the Shares and by providing options to purchase or sell the Shares, all as provided in this Agreement.

     3. RESTRICTION ON DISPOSITION.
        --------------------------

          3.1.  General Restriction.  Except for Dispositions to Permitted
                -------------------
Transferees or as otherwise provided in this Agreement, no Shareholder shall at any time Dispose of all or any part of the Shareholder's Shares unless and until the Shareholder shall have obtained the prior written consent of all of the other Shareholders, or unless the Disposition is a sale made in compliance with the provisions of this Agreement. Persistence shall not permit any Dispositions of any limited partnership interests in Persistence except to Permitted Transferees. Persistence shall not permit any Disposition of the general partner's interest in Persistence or any Disposition of the voting rights in any Successor Permitted Owner or any Disposition of any equity interests in the Person which is the general partner of Persistence or in any Person which holds the voting rights in any Successor Permitted Owner (except upon the death of Joseph Beninati); it being understood and agreed that the general partnership interest in Persistence and all of the voting rights in any Successor Permitted Owner shall continue to be solely held by Joseph Beninati or an entity in which he owns and has the right to vote all of the equity interests so long as he is alive, unless otherwise approved in writing by all the Preferred Shareholders. Any attempted Disposition which is not in accordance with the terms and conditions of this Agreement shall be null and void.

          3.2.  Exception for Permitted Transferees.  Notwithstanding anything
                -----------------------------------
to the contrary contained in this Agreement, a Shareholder may Dispose of all or any portion of his or its Shares to a Permitted Transferee without the consent of the other Shareholders. If a Shareholder Disposes of all or any portion of his or its Shares to a Permitted Transferee, the Permitted Transferee shall succeed to all of the rights and benefits, and be subject to all of the restrictions under this Agreement, applicable to the
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                                      -5-

Shareholder from whom or which the Permitted Transferee receives his Shares. If a Shareholder who or which made a Disposition to a Permitted Transferee Disposes of his or its Shares, such Shareholder's Permitted Transferee(s) shall also be required to Dispose of his or its Shares on the same terms and conditions. In the event of a Disposition to a Permitted Transferee, each reference in this Agreement to the Shareholder making such Disposition shall also include each Permitted Transferee of such Shareholder.

     4. GENERAL PROCEDURES ON DISPOSITIONS.
        ----------------------------------

          4.1. Sale Right.  If a Shareholder desires to sell all or any part of
               ----------
a Shareholders' Shares then held or owned beneficially by such Shareholder (other than to a Permitted Transferee), then the Offeror shall offer all, but not less than all, of the Offeror's Shares for sale in accordance with the remaining provisions of this Section 4 and the Offeror shall not have the right to make any Disposition of the Offeror's Shares, except in accordance with the remaining provisions of this Section 4.

          4.2. Bona Fide Offer. If the Offeror receives from any Person (a "Bona
               ---------------
Fide Offeror") a bona fide offer in writing (the "Bona Fide Offer") to purchase all of the Offeror's Shares, then the Offeror shall give to the Corporation and the Remaining Shareholders a notice (the "Bona Fide Offer Notice") to which shall be annexed a copy of the Bona Fide Offer containing the material terms and conditions of the Bona Fide Offer.

               4.2.1. The Bona Fide Offer Notice shall constitute an offer (the "Offer") on the part of the Offeror to sell to the Remaining Shareholders all of
                                                                          ---
the Shares owned by the Offeror and shall fix a date and time by which the Remaining Shareholders individually must notify the Offeror of their intent to purchase the Shares owned by such Offeror, which date shall not be less than 10 days nor more than 30 days after the Bona Fide Offer Notice is given.

               4.2.2. Each Remaining Shareholder shall have the option to purchase the Shares owned by the Offeror in accordance with such Remaining Shareholder's Proportionate Percentage. If a Remaining Shareholder does not exercise his or its option, in whole or in part, then the other Remaining Shareholders shall have the option to purchase all of the remaining Shares in proportion to their Proportionate Percentages.

               4.2.3. the Corporation and/or each Remaining Shareholder desiring to accept the Offer shall sign and deliver an acknowledgment setting forth the number of Shares for which he or it desires to accept the Offer. Any such acknowledgment shall constitute an acceptance of the Offer as to the number of Shares set forth in the acknowledgment.

               4.2.4. The acceptance by the Remaining Shareholders of the Offer, if at all, must be for all of the Offeror's Shares. If the Offer is accepted for less
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                                      -6-

than all of the Offeror's Shares, the Offer shall be deemed withdrawn and any acceptance of the Offer shall be deemed ineffective.

               4.2.5. If the Offer is accepted as to all of the Offeror's Shares, the Offeror and the Remaining Shareholders accepting the Offer shall set a date, time and place when the purchase and sale of the Shares shall be consummated (the "Offer Closing"), which date shall not be less than 10 days nor more than 30 days after the date set forth in Section 4.2.1 above. The Remaining Shareholders accepting the Offer shall be bound to purchase and the Offeror shall be obligated to sell the Offeror's Shares at the Offer Closing.

               4.2.6. At the Offer Closing, the Offeror shall deliver all documents which counsel for the purchaser(s) and the Corporation reasonably deem necessary or advisable in order to accomplish a complete transfer of the Shares to the purchaser(s) free and clear of all Liens, and the purchaser(s) shall deliver to the Offeror the purchase price per Shares set forth in the Bona Fide Offer Notice for the number of Share to be purchased by such purchaser(s) in accordance with the terms set forth in the Bona Fide Offer Notice.

        4.3. Tag Along Offer.  If the Offer is not accepted for all of the
             ---------------
Offeror's Shares and therefore expires and if the Offeror decides to continue to accept the Bona Fide Offer, than the Offeror shall give to the Corporation and the Remaining Shareholders a notice (the "Tag Along Notice") within five days after the date set forth in Section 4.2.1 above.

               4.3.1. The Tag Along Notice shall constitute an offer on the part of the Offeror to the Remaining Shareholders for the Remaining Shareholders to sell their Shares to the Bona Fide Offeror on the same terms and conditions contained in the Bona Fide Offer in ratable amounts based upon their percentage ownership of Shares (the "Tag Along Offer").

               4.3.2. The Remaining Shareholders shall accept the Tag Along Offer, if at all, by delivering to the Offeror an acknowledgment (the "Tag Along Offer Acceptance Notice"), within 10 days after the delivery of the Tag Along Notice, of such Remaining Shareholder's agreement to sell such ratable portion of his or its Shares to the Bona Fide Offeror on the terms contained in the Bona Fide Offer.

               4.3.3. If any of the Remaining Shareholders accept the Tag Along Offer, the Offeror shall deliver to each Remaining Shareholder a notice fixing a date, time and place when the purchase and sale of the Shares shall be consummated (the "Tag Along Closing"), which date shall not be less than 10 days nor more than 30 days after the 10 day period for delivery of a Tag Along Acceptance Notice has expired. At the Tag Along Closing, all of the Selling Shareholders (i.e. the Offeror and Remaining Shareholders accepting the Tag Along Offer) shall deliver all documents which counsel for the Bona Fide Offeror and the Corporation reasonably deem necessary or advisable in order to accomplish a complete transfer of the Shares to the Bona Fide Offeror free and clear of all Liens.

               4.3.4. The Offeror may not sell his Shares to the Bona Fide Offeror unless the Bona Fide Offeror purchases a ratable number of Shares from the Remaining Shareholders accepting the Tag Along Offer. If the Tag Along Offer is not accepted by a Remaining Shareholder as provided in Section 4.3.2, then the Tag Along Offer shall be deemed withdrawn with respect to such Remaining Shareholder and any attempted acceptance of the Tag Along Offer by a Remaining Shareholder after such date shall be deemed ineffective.

          4.4. Failure to Exercise Tag Along Offer. If the Tag Along Offer shall
               -----------------------------------
not be timely accepted as provided in Section 4.3.2. and therefore expires, then the Offeror may sell his or its Shares to the Bona Fide Offeror within 60 days from the date of the Date set forth in Section 4.2.1 hereof upon the terms and conditions set forth in the Bona Fide Offer. If the Offeror does not consummate the sale of his or its Shares to the Bona Fide Offeror on such terms and conditions within such 60-day period, the Offeror shall again be required to comply with all of the provisions of this Section 4.

          4.5. Agreement to be Bound. Any Bona Fide Offeror who purchases Shares
               ---------------------
pursuant to Section 4 or otherwise becomes the owner of the Shares shall be deemed to have consented to his Shares being subject to and governed by the terms of this Agreement and shall have all of the rights and obligations of a Shareholder under this Agreement from the date of his or its purchase.

          4.6. "Market Stand-Off" Agreement. Each Shareholder hereby agrees that
               ----------------------------
it shall not, to the extent requested by the Corporation or an underwriter of securities of the Corporation, sell or otherwise transfer or dispose of any Shares (other than to donees, members or partners of the Preferred Shareholder who agree to be similarly bound) for up to 180 days following the date of the final prospectus in connection with a registration statement of the Corporation filed under the Securities Act in connection with its Initial Public Offering provided that each executive officer and director of the Corporation agree to such restrictions. The provisions of this Section 4.6 shall be binding upon any transferee or assignee of any Shares.

     5.   TERMINATION AND REPLACEMENT OF PRIOR AGREEMENTS.
          -----------------------------------------------

          (a) The Corporation and each of the Shareholders that is a party to all or any of the Prior Shareholders' Agreements agree that this Agreement supersedes and replaces each of the Prior Shareholders Agreements in their entirety and such Prior Shareholders Agreements shall be deemed terminated and shall have no further force and effect. The legend approved by or placed on stock certificates issued in connection with the Prior Shareholders Agreements shall constitute substantial compliance with the legend requirements set forth in Section 6 below.

          (b) The Corporation and each Shareholder that is a party to the Prior Registration Rights Agreement agree that the Registration Rights Agreement supersedes and replaces the Prior Registration Rights Agreement in its entirety and that the Prior

Registration Rights Agreement shall be deemed terminated and shall have no further force and effect.

          (c) The Corporation and each Shareholder that is a party to the February 1, 1999 Investment Agreement agree (i) that Sections 6.2, 6.3, 6.6 and
6.7 shall be deemed terminated and shall have no further force and effect and
(ii) to waive such Shareholder's right of first offer contained in Section 6.3 thereof (including any notice provisions contained therein).

     6.   LEGENDS ON STOCK CERTIFICATES.  Subject to the provisions of Section 5
          -----------------------------
with respect to certificates approved by or issued in connection with the Prior Shareholders Agreements, all stock certificates currently outstanding or issued after the date of this Agreement shall be legended substantially as follows:

          THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND ARE TRANSFERABLE ONLY IN COMPLIANCE WITH THE AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT DATED AS OF SEPTEMBER 10, 1999 MADE BY AND AMONG THE CORPORATION AND CERTAIN OF ITS STOCKHOLDERS, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SHARES ARE REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

     7.   BOARD OF DIRECTORS.  Unless otherwise set forth herein, each
          ------------------
Shareholder agrees to vote all of its, his or her Shares and to take all other necessary or desirable actions within its control (whether as a shareholder, director or officer of the Corporation or otherwise, and including without limitation attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Corporation shall take all necessary and desirable actions within its control (including, without limitation, calling special board and shareholder meetings), so that:

          7.1. The Corporation shall have a Board of Directors comprised of seven (7) members.

          7.2. As of the date of this Agreement, for a period of one year and unless and until their respective successors are subsequently elected: (i) the holders of the Series A Preferred Stock hereby agree that the director to be elected by holders of the Series A Preferred Stock, voting as a separate class, pursuant to the terms of the Third Amended and Restated Certificate of Incorporation, shall be Ronald V. Davis, (ii) the holders of the Series B Preferred Stock hereby agree that the director to be elected by the holders of the Series B Preferred Stock, voting as a separate class, pursuant to the terms of the Third Amended and Restated Certificate of Incorporation, shall be Joseph
P. Beninati, (iii) the holders of the Series C Preferred Stock hereby agree that the director to be elected by the holders of the Series C Preferred Stock, voting as a separate class, pursuant to the terms of the Third Amended and Restated Certificate of Incorporation, shall be Ed Hajim, (iv) the holders of the Series D Preferred Stock hereby agree that the director to be elected by holders of the Series D Preferred Stock, voting as a separate class, pursuant to the terms of the Third Amended and Restated Certificate of Incorporation, shall be William J. Marshall, and (v) the holders of the Series E Preferred Stock hereby agree that the directors to be elected by holders of the Series E Preferred Stock, voting as a separate class, pursuant to the terms of the Third Amended and Restated Certificate of Incorporation, shall be Jonathan R. Lynch. The foregoing shall constitute a written consent of the applicable shareholders pursuant to the terms of Section 228(a) of the Delaware General Corporation Law.

          7.3 With regard to the two directors to be elected by the holders of the Common Stock, the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred and the Series E Preferred Stock, voting together as a single class (the Preferred Stock voting on an as-converted into Common Stock basis), pursuant to the terms of the Third Amended and Restated Certificate of Incorporation, all such Shareholders who are parties to this Agreement hereby agree to vote for each of Dennis M. Goett, the Chief Financial Officer of the Corporation, and Graham Albutt, each of whom shall serve for a period of one year and unless and until his successor is subsequently elected.

          7.4. In the event that any director for any reason ceases to serve as a member of the Board during his or her term of office, the resulting vacancy on the Board shall be filled by a majority vote of the Shareholders entitled to elect such director as provided in this Section 7.

          7.5. If the Shareholders fail to designate a representative to fill a directorship pursuant to the terms of this Section 7, the election of such director shall be accomplished in accordance with the Corporation's Third Amended and Restated Certificate of Incorporation, bylaws and applicable law.

          7.6. Each of the Shareholders agrees to vote all shares of stock owned by such shareholder for the removal of a director whenever (but only whenever) there shall be presented to the Board of Directors the written direction that such director be removed by a majority of the Shareholders entitled to elect such director.

          7.7. To the extent that any provision of the Corporation's Third Amended and Restated Certificate of Incorporation or bylaws is inconsistent with the provisions of this Agreement, the Shareholders agree to take all actions necessary to effect such amendments to the Third Amended and Restated Certificate of Incorporation or bylaws as may be necessary and appropriate to give full effect to the provisions of this Agreement.

          This Section 7 is intended to constitute a voting agreement among Shareholders under Section 218 of the Delaware General Corporation Law.

     8.   FINANCIAL INFORMATION. The Corporation covenants and agrees to furnish
          ---------------------
to the Preferred Shareholders (other than (A) holders of Series E Preferred Stock that have purchased less than $1.0 million in shares of Series E Preferred Stock on the date hereof, or (B) any holder of Series D Preferred Stock if such holder fails at any time to own less than 50% of the Series D Preferred Stock purchased by such holder pursuant to the February 1, 1999 Investment Agreement, or (C) any holder of Series E Preferred Stock if such holder fails at any time to own less than 50% of the Series E Preferred Stock purchased by such holder pursuant to the Investment Agreement) as soon as practicable and in any event
(i) within 120 days after the end of each fiscal year of the Corporation, the audited balance sheet of the Corporation as at the end of such fiscal year and the related statements of income, retained earnings and changes in financial position for such fiscal year, setting forth in the each case in comparative form (for each year other than the first fiscal year) corresponding figures from the preceding annual audit, prepared in accordance with generally accepted accounting principles consistently applied and certified by independent public accountants selected by the Corporation and (ii) within 45 days after the end of each fiscal quarter of the Corporation, the unaudited balance sheet of the Corporation as at the end of such fiscal period and the related statements of income, retained earnings and changes in financial position for such fiscal quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, and in each case setting forth comparative figures for the related periods in the prior fiscal year, all of which shall be prepared in accordance with generally accepted accounting principles, consistently applied, subject to normal year-end audit adjustments. The Preferred Shareholders agree that this Section 8 supersedes and replaces in their entirety the obligations of the Corporation contained in Section 6.3.1 of the August 1998 Agreement, Section 6.2.1 of the June 1998 Agreement, Section
7.2.1 of the December 1997 Agreement, and Section 6.2 of the February 1, 1999 Investment Agreement, and such sections of the August 1998 Agreement, June 1998 Agreement, December 1997 Agreement and February 1, 1999 Investment Agreement shall have no further force or effect subsequent to the date hereof.

     9.   RIGHT OF FIRST OFFER.
          --------------------

          9.1. Calculation of Pro Rata Share.  The Corporation hereby grants to
               -----------------------------
each Series D Investor and each Series E Investor that holds at least 100,000 Shares (each an "Investor") the right of first offer to purchase such Investor's pro rata share ("Pro Rata Share") of New Securities (as defined in Section 9.2) that the Corporation may, from time to time, propose to sell and issue. Such Investor's Pro Rata Share, for purposes of this right of first offer, is the ratio that the number of shares of Common Stock (assuming conversion of all Preferred Stock and other securities convertible into Common Stock or Preferred Stock including, without limitation, options or warrants to acquire Common Stock or Preferred Stock) held by such Investor bears to the total number of shares of Common Stock outstanding immediately prior to the time of issuance of such New Securities (assuming conversion into Common Stock of all outstanding Preferred Stock and any other securities convertible into Common Stock or Preferred Stock including, without limitation, options or warrants to acquire Common Stock or Preferred Stock). This right of first offer shall be subject to the following provisions of this Section 9.

          9.2. Definition of New Securities.  "New Securities" shall mean any
               ----------------------------
Common Stock or any Preferred Stock of the Corporation, whether or not now authorized, and any rights, options, or warrants to purchase said Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible into or exchangeable for Common Stock or Preferred Stock; provided, however, that "New Securities" does not include (i) securities issuable upon exercise of the Series D Warrants or upon conversion of or with respect to the outstanding Preferred Stock or Series D Warrant shares or upon conversion of or with respect to any other Preferred Stock issued after the date of this Agreement and to which the Investors have either exercised or affirmatively waived in writing their rights of first offer as set forth in this
Section 9; (ii) securities offered to the public pursuant to a registration statement filed under the Securities Act in connection with any public offering;
(iii) securities issued as consideration in connection with the acquisition of another corporation by the Corporation by merger, purchase of substantially all of the assets, or otherwise; (iv) shares of the Corporation's Common Stock (or related options or warrants) issued to employees, officers, directors, consultants, or other persons performing services for the Corporation pursuant to any stock offering, plan, or arrangement approved by the Board of Directors of the Corporation; (v) securities issued pursuant to or in connection with any corporate partnership, joint venture or licensing arrangement with a non-affiliate or in connection with an unaffiliated equipment lease financing or bank debt into which the Corporation may enter; (vi) shares of the Corporation's Common Stock or Preferred Stock issued in connection with any stock split, stock dividend, or recapitalization by the Corporation; or (vii) securities issued upon exercise or conversion of any New Securities.

          9.3. Procedures.  (a)  In the event that the Corporation proposes to
               ----------
issue New Securities, it shall give each Investor written notice (the "First Notice") of its intention, describing the type of New Securities, the price, and the general terms upon which the Corporation proposes to issue the same. Within seven (7) days after receipt of the First Notice, the Investors shall give the Corporation written notice (the "Investor

Notice") of its intention to purchase or obtain, at the price and on the terms specified in the Notice, a number of shares equal to or less than its Pro Rata Share of the New Securities. The Investor Notice shall be deemed a binding offer to purchase the number of New Securities set forth therein. In addition, the Investor Notice shall state whether the Investor wishes to purchase more than its Pro Rata Share of the New Securities. The Corporation shall promptly give written notice to each Investor that purchases its Pro Rata Share of the New Securities (a "Fully-Exercising Investor") of the amount of New Securities, if any, that other Investors do not elect to purchase in response to the First Notice (the "Second Notice"). Each Fully Exercising Investor shall notify the Corporation within three (3) days of receipt of the Second Notice if it would like to purchase any of the unsubscribed shares and indicate the maximum number of unsubscribed shares it would like to purchase. The Corporation shall inform the Fully-Exercising Investor of the total number of unsubscribed shares available and provide the Fully-Exercising Investor with an allocation of the unsubscribed shares based on the number of shares of Common Stock (assuming conversion of all Preferred Stock into Common Stock) held by each Fully Exercising Investor.

                (b) To the extent that the Investors fail to exercise in full the right of first offer as provided in this Section 9 hereof, the Corporation shall have ninety (90) days thereafter to sell (or enter into an agreement pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within ninety (90) days after execution of such agreement) the New Securities to which the Investors' rights were not exercised, at a price and upon general terms no more favorable to the purchasers thereof than specified in the First Notice. In the event the Corporation has not sold the New Securities within said ninety (90)-day period (or sold and issued New Securities in accordance with the foregoing within ninety (90) days from the date of said agreement), the Corporation shall not thereafter issue or sell any New Securities, without first offering such securities to the Investors in the manner provided above.

                (c) An Investor's failure to exercise this right of first offer on any issuance of New Securities shall not adversely affect the Investor's right of first offer to purchase subsequent issuances of New Securities.

                (d) The right of first offer granted under this Section 9 is nonassignable except to an Affiliate of the Investor.

     10.  REPRESENTATIONS AND WARRANTIES OF THE PREFERRED SHAREHOLDERS.  Each of
          ------------------------------------------------------------
the Shareholders identified on the signature pages of this Agreement, makes the following representations and warranties to the Corporation, severally and not jointly, and each with respect only to itself, himself or herself:

          10.1. Organization and Authority.  Such Shareholder, if not a natural
                --------------------------
person, is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. Such Shareholder has full power and authority to enter into this Agreement and to perform its, his or her obligations under this Agreement. The signing, delivery and performance of this Agreement by such Shareholder, if not a natural person, have been duly authorized by all necessary action on the part of such Shareholder, and no further action is required on the part of such Shareholder in order to authorize this Agreement or the transactions contemplated by this Agreement. This Agreement is the legal, valid and binding obligation of such Shareholder, duly enforceable against such Shareholder in accordance with its terms.

          10.2.  No Conflict or Violation. Neither the execution and delivery of
                 ------------------------
this Agreement by such Shareholder nor the performance by such Shareholder of the transactions contemplated by this Agreement will result in: (i) a violation of or conflict with the governing documents of such Shareholder, if not a natural person; (ii) a violation of any Laws or any Order to which such Shareholder is subject; or (iii) a breach or default under any mortgage, indenture, deed of trust, real property or personal property lease, license, contract or other agreement to which such Shareholder is subject.

          10.3.  Consents and Approvals. The execution, delivery and performance
                 ----------------------
by such Shareholder of this Agreement and the transactions contemplated by this Agreement do not require the consent, approval or authorization of, or any declaration, filing, registration or notice with or to any governmental or regulatory authority, or any other Person.

     11.  TERMINATION.  This Agreement shall be terminated on the earlier of (i)
          -----------
the occurrence of a Termination Event or (ii) the agreement of the Corporation and 66 2/3% of the then outstanding Shares.

     12.  MISCELLANEOUS.
          -------------

          12.1.  Notices. Notices given pursuant to this Agreement must be in
                 -------
writing. They shall be deemed to have been duly given: (i) upon delivery or refusal to accept delivery, if hand-delivered; (ii) when transmitted, if sent by fax with confirmed receipt, followed by a "hard" copy delivered by any other method specified in this Section 11.1; or (iii) one (1) business day after being deposited for next-day delivery with Federal Express or other national overnight courier service. In each case, notices shall be addressed to the parties at their addresses set forth herein to such other place and with such concurrent copies as the parties may subsequently designate by written notice.

          12.2.  Amendment; Waiver.  None of the provisions of this Agreement
                 -----------------
may be changed, modified, waived or cancelled orally or otherwise except in writing, signed by the Corporation and persons holding at least 66 2/3% of the then outstanding Shares (assuming conversion to Common Stock at the conversion rate then in effect).

          12.3.  Binding Effect; Assignment.  This Agreement is binding on the
                 --------------------------
Corporation and the Shareholders and their respective heirs, personal representatives and successors in interest.

          12.4.  Entire Agreement.  This written Agreement embodies the entire
                 ----------------
understanding among parties with respect to the Shares. There are no binding agreements or understandings among the parties with respect to the Shares other than as expressly set forth in this Agreement and the Registration Rights Agreement.

          12.5.  Interpretation; Construction.
                 ----------------------------

                 12.5.1. The terms of this Agreement have been fully negotiated by the parties in consultation with counsel, and the wording of this Agreement has been arrived at by all of them as a result of their joint discussions. Accordingly, no provision of this Agreement shall be construed against a particular party or in favor of another party merely because of which party (or its representative) drafted or supplied the wording for such provision.

                 12.5.2. Except where otherwise noted in context, all references to "Sections"; "Exhibits" or "Schedules" shall be deemed to refer to the sections or subsections, as appropriate, exhibits or schedules of this Agreement.

                 12.5.3. Section headings appearing in this Agreement are inserted solely as reference aids for the ease and convenience of the reader; they shall not be deemed to modify, limit or define the scope or substance of the provisions they introduce, nor shall they be used in construing the intent or effect of such provisions.

                 12.5.4. Where the context requires: (i) use of the singular or plural incorporates the other, and (ii) pronouns and modifiers in the masculine, feminine or neuter gender shall be deemed to refer to or include the other genders.

                 12.5.5. As used in this Agreement, the terms "include(s)" and "including" mean "including but not limited to"; that is, in each case the example or enumeration which follows the use of either term is illustrative but not exclusive or exhaustive.

          12.6.  Multiple Counterparts. This Agreement may be signed in one or
                 ---------------------
more counterparts, all of which shall be considered one and the same agreement and shall become effective when each of the parties has signed and delivered a counterpart to the other.

          12.7.  Governing Law. This Agreement shall be governed by and
                 -------------
interpreted according to the laws of Delaware, but without giving effect to any Delaware choice of law provisions which might otherwise make the Laws of a different jurisdiction govern or apply.

          12.8 Additional Investors. As contemplated by Section 2.2 of the Investment Agreement, by executing a counterpart signature page hereto, each Additional Investor (as defined in the Investment Agreement) agrees to be bound by the terms of this Agreement.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Corporation and the Shareholders have executed this Agreement as of the day and year first above written.

THE CORPORATION:                        THE PREFERRED SHAREHOLDERS:
GREENWICH TECHNOLOGY                    PERSISTENCE PARTNERS, L.P.
PARTNERS, INC.                          Address: c/o Graham Albutt
Address: 43 Gatehouse Road                       40 E. 52/nd/ Street, 14/th/ Floor
Stamford, CT 06902                               New York, NY 10022

                                        By: JOBEN EQUITIES, LTD., its General Partner

/s/ Joseph Beninati
    --------------------------------
    Joseph Beninati, Chief Executive    /s/ Joseph Beninati
                                            ----------------------------------------
    Officer                                 Joseph Beninati, Chief Executive Officer

                                        FG-GTP
                                        Address: 20 Dayton Avenue
                                                 Greenwich, CT 06830

                                        /s/ Kathleen Shepphird
                                            ----------------------------------------
                                        Name:  c/o Kathleen Shepphird
                                        Title: Managing Director

                                        /s/ James P. Cabrera
                                            ----------------------------------------
                                        James P. Cabrera
                                        Address: c/o Antares Holding
                                                 One Gatehouse Road
                                                 Stamford, CT 06902

                                        FG-GTPC
                                        Address: 20 Dayton Avenue
                                                 Greenwich, CT 06830

                                        /s/ Kathleen Shepphird
                                            ----------------------------------------
                                        Name:  c/o Kathleen Shepphird
                                        Title: Managing Director

                                RUSSELL J. CARPENTIERI RETIREMENT PLAN
                                Address: c/o The Alteron Group, Inc.
                                         1025 Westchester Avenue
                                         White Plains, NY 10604

                                /s/ Russell J. Carpentieri
                                    -------------------------------------------
                                Name:
                                Title:

                                VANTAGEPOINT COMMUNICATIONS PARTNERS, LP
                                Address: One Stamford Landing, Suite 201
                                         Stamford, CT 06902

                                By: VantagePoint Communications Associates, LLC, its General Partner

                                /s/ Jeff Marshall
                                    -------------------------------------------
                                Name:  Jeff Marshall
                                Title: Managing Partner

                                VANTAGEPOINT VENTURE PARTNERS 1996, LP
                                Address: One Stamford Landing, Suite 201
                                         Stamford, CT 06902

                                By:  VantagePoint Associates, LLC,
                                its General Partner

                                /s/ Jeff Marshall
                                    -------------------------------------------
                                Name:  Jeff Marshall
                                Title: Managing Partner

                                /s/ Dennis M. Goett
                                    -------------------------------------------
                                Name: Dennis M. Goett
                                Address: c/o Greenwich Technology Partners
                                         43 Gatehouse Road
                                         Stamford, CT 06902

                                         FG-GTPD
                                         Address: c/o Kathleen Shepphird
                                                  20 Dayton Avenue
                                                  Greenwich, CT 06830

                                         /s/ Kathleen Sheppird
                                             -----------------------------------
                                         Name: Kathleen Shepphird
                                         Title: Managing Director

                                         /s/ Carlos Dominquez
                                             -----------------------------------
                                         Name: Carlos Dominquez
                                         Address: c/o Cisco Systems, Inc.
                                                  One Penn Plaza, 5th Floor
                                                  New York, NY 10119

                                         /s/ Greg Berger
                                             -----------------------------------
                                         Name: Greg Berger
                                         Address: c/o Mack-Call RealityGroup
                                                  100 Clearbrook Road
                                                  Elmsford, NY 10523

                                         /s/ John Miller
                                             -----------------------------------
                                         Name: John Miller
                                         Address: c/o Star Vest Management, Inc.
                                                  712 Fifth Avenue, 34th Floor
                                                  New York, NY 10019

                                         /s/ Deborah Farrington
                                             -----------------------------------
                                         Name: Deborah Farrington
                                         Address: c/o Star Vest Management, Inc.
                                                  712 Fifth Avenue, 34th Floor
                                                  New York, NY 10019

                                    /s/ Kevin M. Barry
                                        ----------------------------------------
                                    Name: Kevin M. Barry
                                    Address: c/o Testa, Hurwitz & Thibeault, LLP
                                             125 High Street, 17th Floor
                                             Boston, MA 02110

                                    FG-GTPE
                                    Address: c/o Kathleen Shepphird
                                             20 Dayton Avenue
                                             Greenwich, CT 06830

                                    /s/ Kathleen Shepphird
                                        ----------------------------------------
                                    Name: Kathleen Shepphird
                                    Title: Managing Director

                                    /s/ Graham Albutt
                                        ----------------------------------------
                                    Name: Graham Albutt
                                    Address: 40 E. 52/nd/ Street, 14/th/ Floor
                                             New York, NY 10022

                                    /s/ Robert J. Garbarino
                                    ------------------------------------------
                                    Name: Robert J. Garbarino
                                    Address: 245 Park Avenue, 16/th/ Floor
                                             New York, NY 10167

                                    /s/ Peter D. Cherasia
                                        ----------------------------------------
                                    Name: Peter D. Cherasia
                                    Address: 245 Park Avenue, 16/th/ Floor
                                             New York, NY 10167

                                 CHASE VENTURE CAPITAL ASSOCIATES, L.P.
                                 Address: Attn: Jonathan R. Lynch
                                          Chase Capital Partners
                                          380 Madison Avenue, 12/th/ Floor
                                          New York, NY 10017

                                 By:______________________________________,
                                 its General Partner

                                 /s/ Brian Richmond
                                     --------------------------------------
                                 Name:  Brian Richmond
                                 Title: General Partner

                                 CREDIT SUISSE FIRST BOSTON VENTURE FUND I, L.P.
                                 Address: Attn: Steve West
                                          Credit Suisse First Boston
                                          2400 Hanover Street
                                          Palo Alto, CA 94304

                                 By: QBB MANAGEMENT FUND I, LLC,
                                 its General Partner

                                 /s/ William J. B. Brady III
                                     --------------------------------------
                                 Name:  William J. B. Brady III
                                 Title: Managing Director

                                 FG-GTPF
                                 Address: 20 Dayton Avenue
                                          Greenwich, CT 06830

                                 /s/ Kathleen Shepphird
                                     --------------------------------------
                                 Name:  Kathleen Shepphird
                                 Title: Managing Director

                                 STV PARTNERS III, L.L.C.
                                 Address: 591 West Putnam Avenue
                                          Greenwich, CT 06830

                                 /s/ Jerome C. Silvey
                                     --------------------------------------
                                 Name:  Jerome C. Silvey
                                 Title: General Manager

                                                  WHEATLEY PARTNERS II L.P.
                                                  Address: c/o Geocapital Corp.
                                                           767 5/th/ Avenue
                                                           New York, NY 10153

                                                  /s/ Irwin Lieber
                                                      --------------------------
                                                  Name:  Irwin Lieber
                                                  Title: General Partner

                                              /s/ Edwin J. O'Mara
                                                  ----------------------
                                              Name: Edwin J. O'Mara
                                                   ---------------------
                                              Title:____________________

                                              Date: 10/13/99
                                                   ---------------------

                                              /s/ John Stopper
                                                  ----------------------
                                              Name: John Stopper
                                                   ---------------------
                                              Title:____________________

                                              Date: 10/20/99
                                                   ---------------------

                                              /s/ Laurence Pinkus
                                                  ----------------------
                                              Name: Laurence Pinkus
                                                   ---------------------
                                              Title:____________________

                                              Date: 10/11/99
                                                   ---------------------

                                              /s/ Kevin Bock
                                                  ----------------------
                                              Name: Kevin Bock
                                                   ---------------------
                                              Title:____________________

                                              Date: 10/18/99
                                                   ---------------------

                                              /s/ James Tucci
                                                  ----------------------
                                              Name: James Tucci
                                                   ---------------------
                                              Title:____________________

                                              Date: 10/18/99
                                                   ---------------------

                                              /s/ Robert Berlin
                                                  ----------------------
                                              Name: Robert Berlin
                                                   ---------------------
                                              Title:____________________

                                              Date:  10/11/99
                                                   ---------------------

                                              /s/ John V. Wheeler
                                                  ----------------------
                                              Name: John V. Wheeler
                                                   ---------------------
                                              Title:____________________

                                              Date:  10/13/99
                                                   ---------------------

                                              /s/ L. David Cardenas
                                                  ----------------------
                                              Name: L. David Cardenas
                                                    --------------------
                                              Title:____________________

                                              Date:  10/11/99
                                                   ---------------------

                                              /s/ Louis J. Mischianti
                                                  ----------------------
                                              Name: Louis J. Mischianti
                                                   ---------------------
                                              Title:____________________

                                              Date:_____________________

                                              /s/ James A. Conroy
                                                  ----------------------
                                              Name: James A. Conroy
                                                   ---------------------
                                              Title:____________________

                                              Date:  10/11/99
                                                   ---------------------

                                        /s/ Emil Roymans
                                            --------------------------
                                        Name: Emil Roymans
                                             -------------------------
                                        Title:________________________

                                        Date: 10/15/99
                                             -------------------------

                                        /s/ Paul A. Rubin
                                            --------------------------
                                        Name: Paul A. Rubin
                                             -------------------------
                                        Title:________________________

                                        Date: 10/11/99
                                            --------------------------

                                        /s/ Scott M. Freeman
                                            --------------------------
                                        Name: Scott M. Freeman
                                             -------------------------
                                        Title:________________________

                                        Date: 10/12/99
                                            --------------------------

                                        /s/ Michael J. Schmidtberger
                                            --------------------------
                                        Name: Michael J. Schmidtberger
                                             -------------------------
                                        Title:________________________

                                        Date: 10/12/99
                                            --------------------------

                                        /s/ Michael Grossman
                                            --------------------------
                                        Name: Michael Grossman
                                             -------------------------
                                        Title:________________________

                                        Date: 10/14/99
                                            --------------------------

                                        /s/ Karl Frey
                                            --------------------------
                                        Name: Karl Frey
                                             -------------------------
                                        Title:________________________

                                        Date: 10/11/99
                                            --------------------------

                                        EPFL Partners

                                        /s/ Russell Carpenteri
                                            --------------------------
                                        Name: Russell Carpenteri
                                              ------------------------
                                        Title: Partner
                                              ------------------------

                                        Date:  10/12/99
                                             -------------------------

                                        /s/ John D. Miller
                                            --------------------------
                                        Name: John D. Miller
                                              ------------------------
                                        Title:

                                        Date: 10/14/99
                                             -------------------------

                                        /s/ Deborah A. Farrington
                                            --------------------------
                                        Name: Deborah A. Farrington
                                              ------------------------
                                        Title:________________________

                                        Date: 10/14/99
                                             -------------------------

                        /s/ Gerard F. Becker and Christine B. Becker
                            ---------------------------------------------
                        Name: Gerard F. Becker and Christine B. Becker
                             --------------------------------------------
                        Title:___________________________________________

                        Date: 10/13/99
                             --------------------------------------------

                        /s/ Nicholas A. Johnson and Patricia A. Johnson
                            ---------------------------------------------
                        Name: Nicholas A. Johnson and Patricia A. Johnson
                             --------------------------------------------
                        Title:___________________________________________

                        Date: 11/29/99
                             --------------------------------------------

                              Clemente Family Trust

                              /s/ Richard Clemente
                                  ---------------------------------------
                              Name: Richard Clemente
                                    -------------------------------------
                              Title: Trustee
                                     ------------------------------------

                              Date: 10/13/99
                                   --------------------------------------

                              BMZ Investments

                              /s/ Stacey Cox
                                  --------------------------------------
                              Name: Stacey E. Cox
                                   -------------------------------------
                              Title: Partner
                                    ------------------------------------

                              Date: 10/13/99
                                   -------------------------------------

                              /s/ Richard J. Testa
                                  --------------------------------------
                              Name: Richard J. Testa
                                   -------------------------------------
                              Title:____________________________________

                              Date:_____________________________________

                                          /s/ Anthony M. Carvette
                                              -----------------------
                                          Name: Anthony M. Carvette
                                               ----------------------
                                          Title:_____________________

                                          Date: 10/20/99
                                               ----------------------

                                          /s/ Greg Berger
                                              -----------------------
                                          Name: Greg Berger
                                               ----------------------
                                          Title:_____________________

                                          Date: 10/15/99
                                               ----------------------

                                          /s/ Kevin J. Kitson
                                              -----------------------
                                          Name: Kevin J. Kitson
                                               ----------------------
                                          Title:_____________________

                                          Date: 10/11/99
                                               ----------------------

                                          /s/ Brian J. Flynn
                                              -----------------------
                                          Name: Brian J. Flynn
                                               ----------------------
                                          Title:_____________________

                                          Date: 10/12/99
                                               ----------------------

                                          /s/ Angus M. Green
                                              -----------------------
                                          Name: Angus M. Green
                                                ---------------------
                                          Title:_____________________

                                          Date: 10/13/99
                                               ----------------------

                                          /s/ Joseph A. Cabrera
                                              -----------------------
                                          Name: Joseph A. Cabrera
                                               ----------------------
                                          Title:_____________________

                                          Date: 10/14/99
                                               ----------------------

                                              /s/ Clint Heiden
                                                  -----------------------
                                              Name: Clint Heiden
                                                   ----------------------
                                              Title:_____________________

                                              Date: 10/16/99
                                                   ----------------------

                                              /s/ Stephen B. Seigel
                                                  -----------------------
                                              Name: Stephen B. Seigel
                                                   ----------------------
                                              Title:_____________________

                                              Date:______________________

                                              /s/ DHW Turner
                                                  -----------------------
                                              Name: DHW Turner
                                                   ----------------------
                                              Title:_____________________

                                              Date: 10/22/99
                                                   ----------------------

                                              /s/ Dennis M. Goett
                                                  -----------------------
                                              Name: Dennis M. Goett
                                                   ----------------------
                                              Title:_____________________

                                              Date:______________________

                                              IRA f/b/o Dennis M. Goett

                                              /s/ Dennis M. Goett
                                                  -----------------------
                                              Name:______________________
                                              Title:_____________________

                                              Date: 10/11/99
                                                   ----------------------

                         /s/ S. Elizabeth Press and Mark Andrew Mohn
                             ---------------------------------------
                         Name: Elizabeth Press and Mark Andrew Mohn
                              --------------------------------------
                         Title:_____________________________________

                         Date: 10/13/99
                              --------------------------------------

                              /s/ Paul C. Carey
                                  ----------------------------------
                              Name: Paul C. Carey
                                   ---------------------------------
                              Title:________________________________

                              Date: 10/13/99
                                   ---------------------------------

                              /s/ Samer Tawfik
                                  ----------------------------------
                              Name: Samer Tawfik
                                   ---------------------------------
                              Title:________________________________

                              Date:  10/14/99
                                   ---------------------------------

                              HIGHWOOD PARTNERS LLC

                              /s/ Ari Horowitz
                                  ----------------------------------
                              Name: Ari Horowitz
                                   ---------------------------------
                              Title: CEO
                                    --------------------------------

                              Date: 10/14/99
                                   ---------------------------------

                              /s/ William Cox and Beatrice Cox
                                  ----------------------------------
                              Name: William Cox and Beatrice Cox
                                   ---------------------------------
                              Title:________________________________

                              Date: 10/15/99
                                   ---------------------------------

                              /s/ Gregory W. Carney
                                  ------------------------------------
                              Name: Gregory W. Carney
                                   -----------------------------------
                              Title:__________________________________

                              Date: 10/15/99
                                   -----------------------------------

                              /s/ Paul T. Goldman
                                  ------------------------------------
                              Name: Paul T. Goldman
                                   -----------------------------------
                              Title:__________________________________

                              Date: 10/15/99
                                   -----------------------------------

                              /s/ Donald K. Bryan and Belinda B. Bryan
                                  ------------------------------------
                              Name: Donald K. Bryan
                                   -----------------------------------
                              Title:__________________________________

                              Date: 10/14/99
                                   -----------------------------------

                              /s/ Edward Cettina
                                  ------------------------------------
                              Name: Edward Cettina
                                   -----------------------------------
                              Title:__________________________________

                              Date: 10/17/99
                                   -----------------------------------

                              /s/ Elio Cettina
                                  ------------------------------------
                              Name: Elio Cettina
                                   -----------------------------------
                              Title:__________________________________

                              Date: 10/18/99
                                   -----------------------------------

                              The CIT Group/Equity Investments, Inc.

                              /s/ Mark Vander Veen
                                  -----------------------------
                              Name: Mark Vander Veen
                                   ----------------------------
                              Title: Vice President
                                    ---------------------------

                              Date: 10/27/99
                                   ----------------------------

                              Chase Venture Capital Associates L.P.

                              /s/ Donald J. Hofmann
                                  -----------------------------
                              Name: Donald J. Hofmann
                                   ----------------------------
                              Title: General Partner
                                    ---------------------------

                              Date: 10/19/99
                                   ----------------------------

                       VantagePoint Communications Partners, L.P.
                       By: VantagePoint Communications Associate, L.L.C.,
                           Its General Partner

                       /s/ James D. Marver
                           ------------------------------------
                       Name: James D. Marver
                            -----------------------------------
                       Title: Managing Member
                             ----------------------------------

                              VantagePoint Venture Partners 1996, L.P.
                              By: VantagePoint Associates, L.L.C.,
                                  Its General Partner

                              /s/ James D. Marver
                                  -----------------------------
                              Name: James D. Marver
                                   ----------------------------
                              Title: Managing Director
                                    ---------------------------

                              /s/ Mark B. Templeton
                                  -----------------------------
                              Name: Mark B. Templeton
                                   ----------------------------
                              Title:___________________________

                              Date: 12/30/99
                                   ----------------------------

                              /s/ Mark Wolfenberger
                                  --------------------------------
                              Name: Mark Wolfenberger
                                   -------------------------------
                              Title:______________________________

                              Date: 01/03/00
                                   -------------------------------

                              /s/ Frank P. Slattery
                                  --------------------------------
                              Name: Frank P. Slattery
                                   -------------------------------
                              Title:______________________________

                              Date: 12/30/99
                                   -------------------------------

                              /s/ Jeffrey A. Wrona
                                  --------------------------------
                              Name: Jeffrey A. Wrona
                                   -------------------------------
                              Title:______________________________

                              Date: 01/04/00
                                   -------------------------------

                              /s/ Michael K. Ma
                                  --------------------------------
                              Name: Michael K. Ma
                                   -------------------------------
                              Title:______________________________

                              Date: 01/03/99
                                   -------------------------------

                              /s/ Kurt Weber
                                  --------------------------------
                              Name: Kurt Weber
                                   -------------------------------
                              Title:______________________________

                              Date: 12/31/99
                                   -------------------------------

                              UGE Enterprises LLC

                              /s/ Roger Cozzi
                                  --------------------------------
                              Name: Roger Cozzi
                                   -------------------------------
                              Title: Partner
                                    ------------------------------

                              Date: 01/06/00
                                   -------------------------------

                              Edgell Street Partners

                              /s/ James Harasimowicz
                                  -------------------------------
                              Name: James Harasimowicz
                                    -----------------------------
                              Title: Managing Partner
                                    -----------------------------

                              Date: 01/12/00
                                   ------------------------------

                              /s/ Dennis M. Goett
                                  -------------------------------
                              Name: Dennis M. Goett
                                   ------------------------------
                              Title:_____________________________

                              Date: 12/30/99
                                   ------------------------------

                              /s/ Jill Catania
                                  -------------------------------
                              Name: Jill Catania
                                   ------------------------------
                              Title:_____________________________

                              Date: 12/30/99
                                   ------------------------------

                              /s/ Geryl W. Darington
                                  -------------------------------
                              Name: Geryl W. Darington
                                   ------------------------------
                              Title:_____________________________

                              Date: 12/31/99
                                   ------------------------------

                              /s/ Robert J. Garbarino
                                  -------------------------------
                              Name: Robert J. Garbarino
                                   ------------------------------
                              Title:_____________________________

                              Date: 12/30/99
                                   ------------------------------

                              /s/ Don Henderson
                                  -------------------------------
                              Name: Don Henderson
                                   ------------------------------
                              Title:_____________________________

                              Date: 01/03/00
                                   ------------------------------

                              /s/ Bruce M. Tanis
                                  -------------------------------
                              Name: Bruce M. Tanis
                                   ------------------------------
                              Title:_____________________________

                              Date: 12/31/99
                                   ------------------------------

                              /s/ Peter Cherasia
                                  --------------------------------
                              Name: Peter Cherasia
                                   -------------------------------
                              Title:______________________________

                              Date: 01/06/00
                                   -------------------------------

                              /s/ Michael A. Tunstall
                                  --------------------------------
                              Name: Michael A. Tunstall
                                   -------------------------------
                              Title:______________________________

                              Date: 01/03/00
                                   -------------------------------

                              /s/ Wayne A. Segal
                                  --------------------------------
                              Name: Wayne A. Segal
                                   -------------------------------
                              Title:______________________________

                              Date: 01/04/00
                                   -------------------------------

                              /s/ Tony Trousset
                                  --------------------------------
                              Name: Tony Trousset
                                   -------------------------------
                              Title:

                              Date: 01/04/00
                                   -------------------------------

                       /s/ S. Elizabeth Press and Mark Andrew Mohn
                           ---------------------------------------
                       Name: Elizabeth Press and Mark Andrew Mohn
                            --------------------------------------
                       Title:_____________________________________

                       Date: 01/05/00
                            --------------------------------------

                              /s/ Richard Haverly
                                  --------------------------------
                              Name: Richard Haverly
                                   -------------------------------
                              Title:______________________________

                              Date:_______________________________

                              HIGH STREET INVESTORS 2000
                              By: Testa, Hurwitz & Thibeault, LLP

                              /s/ George W. Thibeault
                                  -------------------------------
                              Name: George W. Thibeault
                                   ------------------------------
                              Title: Partner
                                    -----------------------------

                              Date: 01/14/00
                                   ------------------------------

                              /s/ Kevin M. Barry
                                  -------------------------------
                              Name: Kevin M. Barry
                                   ------------------------------
                              Title:_____________________________

                              Date: 01/14/00
                                   ------------------------------

Exhibit A
---------

                                                 Preferred Stock    Common Stock
                                                 ---------------    ------------
Series A Preferred Shareholders
-------------------------------

FG-GTP                                                 4,000,000

JAMES P. CABRERA                                         100,000

Series B Preferred Shareholders
-------------------------------

PERSISTENCE PARTNERS, L.P.                             4,486,025         200,000

VANTAGEPOINT COMMUNICATIONS PARTNERS, LP                 284,900

VANTAGEPOINT VENTURE PARTNERS 1996, L.P.                 142,450

RUSSELL J. CARPENTIERI                                     4,273
RETIREMENT PLAN

GREG BERGER                                                4,273

KEVIN BARRY                                                8,547

FG-GTPE                                                  495,726

GRAHAM ALBUTT                                              8,547

JOHN MILLER                                                8,547

DEBORAH FARRINGTON                                         4,273

ROBERT GARBARINO                                          42,735

PETER CHERASIA                                            42,735

Series C Preferred Shareholders
-------------------------------

FG-GTPC                                                4,139,999

RUSSELL J. CARPENTIERI                                    66,667
RETIREMENT PLAN

                                                 Preferred Stock    Common Stock
                                                 ---------------    ------------

Series D Preferred Shareholders/1/
----------------------------------

VANTAGEPOINT COMMUNICATIONS                            2,849,002
PARTNERS, LP

VANTAGEPOINT VENTURE                                   1,424,502
PARTNERS 1996, LP

DENNIS GOETT                                              85,470

FG-GTPD                                                  747,863

CARLOS DOMINQUEZ                                          42,735

GREG BERGER                                               21,368

JOHN MILLER                                               34,188

DEBORAH FARRINGTON                                         8,547

Holders of Series E Preferred Stock
-----------------------------------

                                Initial Closing
                                ---------------

       Name of Series E Investor                        Registrable Securities
       -------------------------                        ----------------------

Chase Venture Capital Associates, L.P.                         4,739,337
Credit Suisse First Boston Venture Fund I, L.P.                  236,967
STV Partners III, L.L.C.                                         473,934
FG-GTPF                                                          236,967
Vantagepoint Communications Partners, LP                         947,867
Vantagepoint Venture Partners 1996, L.P.                         473,934
Wheatley Partners II L.P.                                        473,934

                           First Additional Closing
                           ------------------------

       Name of Series E Investor                        Registrable Securities
       -------------------------                        ----------------------

Edwin J. O'Mara                                                    7,108
John Stopper                                                      23,696
Laurence Pinkus                                                    4,739
Kevin Bock                                                        50,236

________________
/1/ Vantagepoint Communications Partners, LP also has Warrants to purchase up to 2,849,002 shares of Series D Preferred Stock. Vantagepoint Venture Partners 1996, L.P. also has Warrants to purchase up to 1,424,502 shares of Series D Preferred Stock.

       Name of Series E Investor                        Registrable Securities
       -------------------------                        ----------------------

James Tucci                                                     59,241
Robert Berlin                                                   11,848
John V. Wheeler                                                 11,848
L. David Cardenas and Stacey J. Cardenas                         2,369
Louis J. Mischianti                                             23,696
James A. Conroy                                                  4,739
Emil A. Roymans                                                  2,369
Paul A. Rubin                                                    7,109
Scott M. Freeman                                                 4,739
Michael J. Schmidtberger                                         4,739
Michael A. Grossman                                              5,924
Karl Frey                                                       11,848
EPFL Partners                                                    4,739
John D. Miller                                                  11,848
Deborah A. Farrington                                            2,369
Gerard F. Becker and Christine B. Becker                        11,848
Nils A. Johnson and Patricia A. Johnson                          9,478
Clemente Family Trust                                            9,478
BMZ Investments                                                 23,696
Richard J. Testa                                                 9,952
Anthony M. Carvette                                             23,696
Greg Berger                                                      5,924
Kevin J. Kitson                                                 47,393
Brian J. Flynn                                                   4,739
Angus M. Green                                                  18,957
Joseph A. Cabrera                                               11,848
Clint Heiden                                                    23,696
Stephen B. Seigel                                               47,393
David HW Turner                                                 11,848
Dennis M. Goett                                                 18,957
IRA FBO Dennis M. Goett                                         28,435
S. Elizabeth Press and Mark Andrew Mohn                         10,000
Paul C. Carey                                                   18,957
Samer Tawfik                                                   142,180
Highwood Partners LLC                                           14,218
William C. Cox III and Beatrice I. Cox                           9,478
Gregory W. Carney                                               11,848
Paul T. Goldman                                                  7,109
Donald K. Bryan and Belinda B. Bryan                            11,848
Edward Cettina                                                   7,109
Elio Cettina                                                     7,109
The CIT Group/Equity Investments, Inc.                         473,934
Chase Venture Capital Associates, L.P.                         473,933
VantagePoint Venture Partners 1996, L.P.                       157,820
VantagePoint Communications Partners, L.P.                     316,114

                           Second Additional Closing
                           -------------------------

       Name of Series E Investor                        Registrable Securities
       -------------------------                        ----------------------

Mark B. Templeton                                                11,848
Mark Wolfenberger                                                23,696
Frank P. Slattery                                                 4,739
Jeffrey Wrona                                                     4,739
Michael Ma                                                        4,739
Kurt Weber                                                       11,848
UGE Enterprises LLC                                               4,739
Edgell Street Partners                                            7,109
Dennis M. Goett                                                  14,218
Jill Catania                                                      4,739
Geryl Darington                                                  11,848
Robert Garbarino                                                 23,696
Donald Henderson                                                  9,478
Bruce M. Tanis                                                   11,848
Peter Cherasia                                                   23,696
Michael Tunstall                                                 35,545
Wayne A. Segal                                                   23,696
Anthony Trousett                                                 23,696
S. Elizabeth Press and Mark Andrew Mohn                          20,000
Richard Haverly                                                 100,000
High Street Investors 2000                                       47,393
Kevin M. Barry                                                    4,739